Exhibit 10.40

ADVANCE SCHEDULE
No. 04

PRICEENERGY.COM, INC.

Date: February 14, 2008

This Advance Schedule (the "Schedule") is issued pursuant to and is subject to all terms and conditions of the Credit Card Receivables Advance Agreement, dated as of November 7, 2007 (as amended from time to time in accordance with its terms, the "Master Agreement") between CREDIT CASH, LLC (the "Lender") and PRICEENERGY.COM, INC. (the "Merchant"). Capitalized terms used and not defined in this Schedule have the meanings given to them in the Master Agreement

The Merchant has requested that the Lender make an Advance to the Merchant, and the Lender is willing to make such Advances in each case subject to the following terms and conditions;

1.	The Advance Amount is $500,000.00.

2.	The Collection Amount of this Advance Schedule No. 04 is $535,000.00.

3.	The Collection Date is September 14, 2008.

4.	The Collection Account Bank and Collection Account are as follows: Bank name:

Bank name:	North Fork Bank
1407 Broadway
New York NY 10018
Routing/ABA Number:	021401912
Account Name to credit:	PriceEnergy.com, Inc.
Account Number to credit:	2744061595

5.
The Merchant agrees to repay the Collection Amount (plus all Costs and Expenses) by remittmg (or causing to be remitted) to the Lender, on or before the motion Date, the Collection Amount, by authorizing Lender to retain Payment Percentage from the Collection Account as provided the Agreement. If the Collection Amount is remitted to the Lender before the Collection Date; the Merchant shall not be entitled to any refund or other compensation. If the Collection Amount is not remitted to the Lender by the Collection Date, Merchant may be subject to extension fees as set forth in the Master Agreement.

6.
The Merchant hereby reaffirms and further grants to the Lender a security interest in the Collection. Account and Collateral (including, without limitation, all Credit Card Receivables and/or proceeds thereof at any time deposited therein) to secure the Merchant's obligation to pay the Collection Amount (plus all Costs and Expenses) and to secure all other existing and future obligations of the Merchant to the Lender.

7.
The Merchant understands and agrees that all Advances by Lender to Merchant under the Master Agreement, this Advance Schedule and under any other Related Agreements constitute one loan, and all indebtedness and obligations of Merchant to Lender under the Master Wit, this Advance Schedule and the Related Agreements, present and future, constitute one obligation secured by the Coliateral. Merchant further understands that they shall be jointly and severally liable for payment of all of the obligations owing to Lender under all Advance Schedules, the Master Agreement and the Related Agreements and under any other agreement between Lender and any Merchant.

8.
The Merchant reaffirms all terms, conditions and agreements set forth in the Master Agreement and any Related Agreements and further represents, and warrants to the Lender that all representations and warranties made by the Merchant in the Master Agreement and any Related Agreements entered into on or before the date hereof are true and correct on the date hereof as if made an the date hereof.

This Schedule may be executed in counterparts. Each counterpart shall be deemed an original but all of which together. shall constitute one and the same instrument. An executed facsimile of this Schedule shall be deemed to be a valid and binding agreement between the parties hereto.

Agreed to:

CREDIT CASH, LLC	PRICEENERGY.COM, INC.

By: /s/ Dean Landis	By: /s/ Christopher Westad
Name: Dean Landis	Name: Christopher Westad
Title: President	Title: President

STATE OF NEW YORK                   )
                                                              )ss.:
COUNTY OF NEW YORK                )

On this 14th day of February 2008 before me personally appeared  Dean Landis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that be/she is the Managing Member and president of CREDIT CASH, LLC, the company herein  described and that he/she executed the same in his/her capacity as an officer of said company, and that he/she signed the instrument by order of the members of said company.

/s/ James Ricchiuti
NOTARY PUBLIC

JAMES RICCHIUTI
Notary Public - State of New York
No. 02R16123649
Qualified in Westchester County
Commission Expires March 7, 2009

STATE OF New Jersey                    )
                                                             )ss.:
COUNTY OF Morris                         )

On this 14 day of February 2008 before me personally appeared Christopher Westad, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she is the President of PRICEENERGY.COM,. INC., the corporation herein described and that he/she executed the same in his/her capacity as an. officer of said corporation, and that he/she signed the instrument by order of the board of directors of said corporation.

/s/ Colleen Harrington
NOTARY PUBLIC

Colleen Harrington
Notary Public of New Jersey
Commission Expires 4/11/08

GUARANTOR CONSENT AND REAFFIRMATION

The undersigned guarantors of PRICEENERGY.COM, INC. (collectively, "Borrower") in relation to their respective financial agreements with CREDIT CASH, LLC (i) acknowledges receipt of a copy of Advance Schedule No. 4; (ii) consents to each Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever their guaranty of the obligations and each of the undersigned reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of Advance Schedule No. 4.

ABLE OIL COMPANY	ABLE ENERGY, INC.

By: /s/ Christopher Westad	By: /s/ Christopher Westad
Name: Christopher Westad	Name: Christopher Westad
Title: President	Title: President

ABLE ENERGY NEW YORK, INC.

By: /s/ Christopher Westad
Name: Christopher Westad
Title: President

ABLE PROPANE, LLC	ABLE ENERGY TERMINAL, LLC
a New Jersey limited liability company	a New Jersey limited liability company

By: Able Energy, Inc.	By: Able Energy, Inc.
Its: Sole Member and Manager	Its: Sole Member and Manager

By: /s/ Christopher Westad	By: /s/ Christopher Westad
Name: Christopher Westad	Name: Christopher Westad
Title: President	Title: President